Exhibit 10.2

AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT (the “Guarantee”) is made and entered into May 31, 2006, by each of the entities listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), in favor of PNC BANK, NATIONAL ASSOCIATION, including its successors and assigns, as administrative agent for the Lenders under the Credit Agreement described below (the “Agent”).

BACKGROUND:

In order to induce the Lenders to make loans to K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), in accordance with that certain Sixth Amended and Restated Credit Agreement of even date herewith (as it may hereafter from time to time be amended, restated, modified or supplemented, the “Credit Agreement”) by and among the Borrower, Hovnanian Enterprises, Inc. (one of the Guarantors), the Agent, and the Lenders now or hereafter party thereto (the “Lenders”), each Guarantor hereby unconditionally and irrevocably guarantees and becomes surety as though it was a primary obligor for the full and timely payment when due, whether at maturity, by declaration, acceleration or otherwise, of the principal of and interest and fees on all Obligations (as defined in the Credit Agreement), both those now in existence and those that shall hereafter be made, of the Borrower to the Agent and the Lenders under the Credit Agreement and the Notes issued by the Borrower in connection therewith and any extensions, renewals, replacements or refundings thereof, and each and every other obligation or liability (both those now in existence and those that shall hereafter arise and including, without limitation, all costs and expenses of enforcement and collection, including reasonable attorney’s fees) of the Borrower to the Lenders under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), and any extensions, renewals, replacements or refundings thereof (hereinafter referred to as the “Guaranteed Indebtedness”), whether or not such Guaranteed Indebtedness or any portion thereof shall hereafter be released or discharged or is for any reason invalid or unenforceable.

1.             Capitalized terms used herein and not otherwise defined herein shall have such meanings given to them in the Credit Agreement.

2.             Each Guarantor agrees to make such full payment forthwith upon demand of the Agent when the Guaranteed Indebtedness or any portion thereof is due to be paid by the Borrower to the Lenders, whether at stated maturity, by declaration, acceleration or otherwise. Each Guarantor agrees to make such full payment irrespective of whether or not any one or more of the following events has occurred:  (i) the Agent has made any demand on the Borrower or the other Guarantors; (ii) the Agent has taken any action of any nature against the Borrower or the other Guarantors; (iii) the Agent has pursued any rights which it has against any other Person who may be liable for the Guaranteed Indebtedness; (iv) the Agent holds or has resorted to any security for the Guaranteed Indebtedness; or (v) the Agent has invoked any other remedy or right it has available with respect to the Guaranteed Indebtedness. Each Guarantor further agrees to make full payment to the Lenders even if circumstances exist which otherwise constitute a legal or equitable discharge of such Guarantor as surety or guarantor.

3.             The terms, conditions and provisions of Section 5.1 [Representations and Warranties] of the Credit Agreement are incorporated herein by reference as if fully set forth in this Guarantee. The Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, make the representations and warranties set forth in Section 5.1 [Representations and Warranties] of the Credit Agreement to the Agent and to each of the Lenders on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Section 6.1 [First Loans and Letters of Credit] and Section 6.2 [Each Additional Loan or Letter of Credit] of the Credit Agreement. In addition, each Guarantor warrants to the Agent and the Lenders that: (i) no other agreement, representation or special condition exists between such Guarantor and the Agent or any Lender regarding the liability of such Guarantor hereunder, nor does any understanding exist between such Guarantor and any Lender that the obligations of such Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, such Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guarantee.

4.             Until all of the Guaranteed Indebtedness is paid in full, each Guarantor waives and agrees not to enforce any of the rights of such Guarantor against the Borrower or the other Guarantors, including, but not limited to: (i) any right of such Guarantor to be subrogated in whole or in part to any right or claim with respect to any Guaranteed Indebtedness or any portion thereof to the Lenders which might otherwise arise from payment by any Guarantor to the Lenders on the account of the Guaranteed Indebtedness or any portion thereof; and (ii) any right of any Guarantor to require the marshalling of assets of the Borrower or the other Guarantors which might otherwise arise from payment by any Guarantor to the Lenders on account of the Guaranteed Indebtedness or any portion thereof. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied upon the Guaranteed Indebtedness, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

5.             Each Guarantor waives promptness and diligence by the Lenders with respect to its rights under the Credit Agreement or any of the other Loan Documents, including, but not limited to, this Guarantee.

6.             Each Guarantor waives any and all notice with respect to:  (i) acceptance by the Agent on behalf of the Lenders of this Guarantee; (ii) the provisions of any note, instrument or agreement relating to the Guaranteed Indebtedness; and (iii) any default in connection with the Guaranteed Indebtedness.

7.             Each Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Indebtedness.

8.             Each Guarantor agrees that the Lenders may from time to time and as many times as the Lenders, in their sole discretion, deem appropriate, do any of the following without notice

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to any Guarantor and without adversely affecting the validity or enforceability of this Guarantee: (i) release, surrender, exchange, compromise, or settle the Guaranteed Indebtedness or any portion thereof; (ii) change, renew, or waive the terms of the Guaranteed Indebtedness or any portion thereof; (iii) change, renew, or waive the terms, including without limitation, the rate of interest charged to the Borrower or any Guarantor, of any note, instrument, or agreement relating to the Guaranteed Indebtedness or any portion thereof; (iv) grant any extension or indulgence with respect to the payment to the Lenders of the Guaranteed Indebtedness or any portion thereof; (v) enter into any agreement of forbearance with respect to the Guaranteed Indebtedness or any portion thereof; (vi) release, surrender, exchange or compromise any security held by the Agent on behalf of the Lenders for the Guaranteed Indebtedness; (vii) release any Person who is a guarantor or surety or who has agreed to purchase the Guaranteed Indebtedness or any portion thereof; and (viii) release, surrender, exchange or compromise any security or lien held by the Agent on behalf of the Lenders for the liabilities of any Person who is a guarantor or surety for the Guaranteed Indebtedness or any portion thereof. Each Guarantor agrees that the Agent on behalf of the Lenders may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to any Guarantor, and that each Guarantor will remain liable for full payment to the Lenders of the Guaranteed Indebtedness.

9.             Each Guarantor agrees to be jointly and severally bound by the terms of this Guarantee and jointly and severally liable under this Guarantee. As a result of such liability, each Guarantor acknowledges that the Lenders may, in their sole discretion, elect to enforce this Guarantee for the total Guaranteed Indebtedness against any Guarantor without any duty or responsibility to pursue the other Guarantors and that such an election by the Lenders shall not be a defense to any action the Agent on behalf of the Lenders may elect to take against any Guarantor.

10.           If any amount owing hereunder shall have become due and payable (by acceleration or otherwise), any Lender and any branch, subsidiary or affiliate of any Lender anywhere in the world shall each have the right, at any time and from time to time to the fullest extent permitted by Law, in addition to all other rights and remedies available to it, without prior notice to any Guarantor, to set-off against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of any Guarantor by any Lender or any such branch, subsidiary or affiliate including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any Guarantor with any Lender or such branch, subsidiary or affiliate. Such right shall exist whether or not any Lender shall have given notice or made any demand hereunder or under any of the Notes or Loan Documents, whether or not such debt owing to or funds held for the account of any Guarantor is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guarantee or any other security, right or remedy available to any Lender. Each Guarantor hereby consents to and confirms the foregoing arrangements, and confirms each Lenders rights and each such branch’s, subsidiary’s and affiliate’s rights of banker’s lien and set-off.

11.           Each Guarantor recognizes and agrees that the Borrower, after the date hereof, may incur additional Obligations or other obligations, fees and expenses to the Lenders under the Credit Agreement, refinance existing Guaranteed Indebtedness or pay existing Guaranteed

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Indebtedness and subsequently incur additional Obligations to the Lenders under the Credit Agreement, and that in any such transaction, even if such transaction is not now contemplated, the Lenders will rely in any such case upon this Guarantee and the enforceability thereof against each Guarantor and that this Guarantee shall remain in full force and effect with respect to such future Obligations of the Borrower to the Lenders and such Obligations shall for all purposes constitute Guaranteed Indebtedness.

12.           Each Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by the Lenders to any of the Guaranteed Indebtedness is or must be rescinded or returned by the Lenders for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of any Guarantor, such liability shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by any Lender, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by the Lenders had not been made.

13.           Each Guarantor agrees that no failure or delay on the part of any Lender or of the Agent on behalf of the Lenders to exercise any of its rights, powers or privileges under this Guarantee shall be a waiver of such rights, powers or privileges or a waiver of any default, nor shall any single or partial exercise of any of the Agent’s or of any Lenders’ rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default. Each Guarantor further agrees that no waiver or modification of any rights of the Lenders or of the Agent under this Guarantee shall be effective unless in writing and signed by each Lender and the Agent. Each Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of any Lender or of the Agent in any other respect.

14.           Each Guarantor unconditionally agrees to pay all costs and expenses, including attorney’s fees, incurred by the Agent on behalf of the Lenders in enforcing this Guarantee against any Guarantor.

15.           Each Guarantor agrees that this Guarantee and the rights and obligations of the parties hereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the State of New Jersey without giving effect to its principles of conflict of laws.

16.           Each Guarantor acknowledges that in addition to binding itself to this Guarantee, at the time of execution of this Guarantee the Agent offered to such Guarantor a copy of this Guarantee in the form in which it was executed and that by acknowledging this fact such Guarantor may not later be able to claim that a copy of the Guarantee was not received by it.

17.           Each Guarantor agrees that this Guarantee shall be binding upon each Guarantor and its successors and assigns; provided, however, that no Guarantor may assign or transfer any of its rights and obligations hereunder or any interest herein. Each Guarantor further agrees that (i) this Guarantee is freely assignable and transferable by the Lenders in connection with any

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assignment or transfer of the Guaranteed Indebtedness and (ii) this Guarantee shall inure to the benefit of the Lenders, and their successors and assigns.

18.           Each Guarantor agrees that if any Guarantor fails to perform any covenant or agreement hereunder or if there occurs and continues to exist an Event of Default under the Credit Agreement, all or any part of the Guaranteed Indebtedness may be declared to be forthwith due and payable and, in the case of an Event of Default described in Section 8.1.14 [Involuntary Proceedings] or Section 8.1.15 [Voluntary Proceedings] of the Credit Agreement, the Guaranteed Indebtedness shall be immediately due and payable, in any case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

19.           Each Guarantor agrees that the enumeration of the Lenders’ rights and remedies set forth in this Guarantee is not intended to be exhaustive and the exercise by any of the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.

20.           Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guarantee shall be given to each of the Guarantors at the address set forth below their respective names on the signature page hereof in the manner provided in Section 10.6 [Notices] of the Credit Agreement.

21.           (a)           Each Guarantor agrees that the provisions of this Guarantee are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

(i)            if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guarantee in any jurisdiction.

(ii)           if this Guarantee would be held or determined to be void, invalid or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the aggregate amount of such liability shall, without any further action by the Lenders, such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is not greater than the greater of:

(A)          the fair consideration actually received by such Guarantor under the terms of and as a result of the Loan Documents, including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guarantees, distributions or advances made to such Guarantor with the proceeds of any credit extended under the Loan Documents in exchange for its guaranty of the Guaranteed Indebtedness, or

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(B)           the excess of (1) the amount of the fair saleable value of the assets of such Guarantor as of the date of this Guarantee as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date thereof over (2) the amount of all liabilities of such Guarantor as of the date of this Guarantee, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date thereof.

(b)           If the guarantee by any one or more Guarantors of the Guaranteed Indebtedness is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

(i)            the validity and enforceability of the guarantee hereunder by any other Guarantor, which shall continue in full force and effect in accordance with its terms; or

(ii)           the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

22.           EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE. EACH GUARANTOR (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY EACH GUARANTOR, AND (ii) ACKNOWLEDGES THAT THE ENTERING INTO OF THE CREDIT AGREEMENT BY THE LENDERS HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

23.           Each Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Superior Court of New Jersey, Law Division, Middlesex County, or any successor to said court, and to the nonexclusive jurisdiction of the United States District Court for the District of New Jersey, or any successor to said court (hereinafter referred to as the “New Jersey Courts”) for purposes of any suit, action or other proceeding which relates to this Guarantee or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New Jersey Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Guarantee or any Loan Document may not be enforced in or by the New Jersey Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New Jersey Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New Jersey Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 20 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit any Lenders right to bring any suit, action or other proceeding

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against any Guarantor or any of any Guarantor’s assets or to serve process on any Guarantor by any means authorized by Law.

24.           Each Guarantor waives all defenses based on suretyship not specifically waived.

25.           At any time when the Borrower wishes to cause the Lenders to release a Guarantor from its obligations under this Guarantee (whether directly or in connection with the designation of a Restricted Subsidiary as a Non-Restricted Person), the consent of the Lenders shall be required as described below and shall be subject to the other provisions of this Section 25.

(a)           For the release of (i) any Guarantor whose assets are principally comprised of residential or commercial property which is leased or held for the purposes of leasing to unaffiliated third parties or (ii) any Guarantor in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment less than $1,000,000 or (iii) Corporate Office Subsidiary incident to it becoming an Non-Restricted Person or (iv) any Guarantor at the time such Guarantor enters into a newly-formed Joint Venture with a person which is not an Affiliate of the Loan Parties and transfers all or a substantial portion of its assets to such Joint Venture provided that such Guarantor is a Non-Restricted Person (or simultaneously with Borrower’s request for such release the Borrower has designated such Guarantor as a “Non-Restricted Person” in compliance with Section 2.11.2 of the Credit Agreement), no consent of the Lenders shall be required and such request of the Borrower shall be granted absent an Event of Default or Potential Default, effective on the date specified by the Borrower which shall not be earlier than five (5) Business Days after the receipt by the Agent of such request;

(b)           For the release of any Guarantor (not described in clause 26(a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $1,000,000 and less than $5,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of Required Lenders shall be required; and

(c)           For the release of Hovnanian or any Guarantor (not described in clause 26(a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $5,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of 100% of the Lenders shall be required.

(d)           The designation of a Person as a Non-Restricted Person for any reason shall not itself constitute a release of any Guarantor and any such release of such Person shall be in accordance with Section 2.11 of the Credit Agreement.

26.           All of the terms, conditions and provisions of Sections 7.1 [Affirmative Covenants], Section 7.2 [Negative Covenants] and Section 7.3 [Reporting Requirements] of the Credit Agreement are incorporated herein by reference as if fully set forth herein. Each of the Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, covenant and agree that until payment in full of the Loans, Reimbursement

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Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations under the Credit Agreement and the satisfaction of the Guaranteed Indebtedness under this Guarantee and termination of the Commitments, they shall comply with the affirmative covenants set forth in Section 7.1 [Affirmative Covenants] of the Credit Agreement, comply with the negative covenants set forth in Section 7.2 [Negative Covenants] of the Credit Agreement and comply with Section 7.3 [Reporting Requirements] of the Credit Agreement. In particular, each of the Guarantors shall not own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Guarantee as a Guarantor on the Closing Date, (ii) any Subsidiary formed or acquired after the Closing Date which joins this Guarantee as a Guarantor pursuant to Section 27 below or (iii) any Non-Restricted Person. To the extent that the obligations set forth in Section 7.3 [Reporting Requirements] are obligations which, by their nature, can only be performed and/or satisfied by the Borrower and/or by Hovnanian, each of the Guarantors shall fully cooperate with the Borrower and with Hovnanian in their respective efforts to comply with their respective obligations set forth therein.

27.           Any Subsidiary of Hovnanian which is required to join this Guarantee as a Guarantor pursuant to Section 26 hereof or which is to become a Restricted Subsidiary shall execute and deliver to the Agent (i) a Guarantor Joinder pursuant to which it shall join as a Guarantor this Guarantee; and (ii) at the request of the Agent, documents in the forms described in Section  6.1 [First Loans and Letters of Credit] of the Credit Agreement, modified as appropriate to relate to such new Guarantor. Such new Guarantor shall deliver such Guarantor Joinder and any related documents that the Agent may reasonably request to the Agent after the formation thereof and its designation as a Restricted Subsidiary, and such Subsidiary shall not be a Restricted Subsidiary until the delivery and effectiveness of the items required herein.

28.           All of the representations and warranties of the Guarantors contained herein (either directly or indirectly) or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of the Credit Agreement by any other party, including the Agent and the Lenders, any investigation by the Agent or the Lenders, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Guarantors contained in this Guarantee shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit under the Credit Agreement, and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit.

29.           Notwithstanding the other provisions contained herein, at such time as the Guaranteed Indebtedness shall have been paid in full, this Guarantee and all obligations of the Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of the Guarantors, following any such termination, the Agent shall execute and deliver to the Guarantors such documents as the Guarantors shall reasonably request to evidence such termination.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, each Guarantor and the Agent, intending to be legally bound, have executed this Guarantee on the date first above written.

HOVNANIAN ENTERPRISES, INC.

By:
Name:	Kevin C. Hake
Title:	Senior Vice-President — Finance and Treasurer

ARROW PROPERTIES, INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT KLOCKNER FARMS, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH V, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT METRO DC SOUTH, INC.

K. HOVNANIAN AT MONTCLAIR NJ, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT PLAINSBORO III, INC.

K. HOVNANIAN AT PRINCETON, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK III, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THE CEDARS, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TROVATA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF METRO WASHINGTON, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN EQUITIES, INC.

K. HOVNANIAN FORECAST HOMES, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN INVESTMENT PROPERTIES OF NEW JERSEY, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NEWARK URBAN RENEWAL CORPORATION, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF WALL, INC.

KHC ACQUISITION, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MATZEL & MUMFORD OF DELAWARE, INC.

MCNJ, INC.

PINE BROOK COMPANY, INC.

REFLECTIONS OF YOU INTERIORS, INC.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES OF TENNESSEE, INC.

WESTMINSTER HOMES, INC.

WH LAND I, INC.

WH PROPERTIES, INC.

By:
Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

K. HOVNANIAN HOMES AT BAYVIEW, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

WOODLAND LAKES CONDOS AT BOWIE NEWTOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

ALFORD, L.L.C.

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN COMPANIES OF METRO WASHINGTON, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN FRANCUSCUS HOMES, L.L.C.

K. HOVNANIAN HOMES AT BANYON COVE, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT LAUREL HIGHLANDS, L.L.C.

K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.

K. HOVNANIAN HOMES AT THE EASTON, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.

K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BARNEGAT III, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C

K. HOVNANIAN AT CAMDEN I, L.L.C.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHESTERFIELD II, L.L.C.

K. HOVNANIAN AT CLIFTON II, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOVER, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C

K. HOVNANIAN AT HAZLET, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MAPLE AVENUE I, L.L.C.

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MILLVILLE III, L.L.C.

K. HOVNANIAN AT MONROE III, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PRINCETON LANDING, L.L.C.

K. HOVNANIAN AT PRINCETON NJ, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RED BANK, L.L.C.

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPARTA, L.L.C.

K. HOVNANIAN AT SPRINCO, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT TRENTON, L.L.C.

K. HOVNANIAN AT TRENTON URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST FRONT STREET, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN CLASSICS CIP, L.L.C.

K. HOVNANIAN INVESTMENTS, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.

NORTHEAST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

TERRAPIN REALTY, L.L.C.

KHIP, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of
each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as
member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

K. HOVNANIAN AT 3 CHAPMAN, L.L.C.

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT 4S, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, L.L.C.

K. HOVNANIAN AT ALISO, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BELLA LAGO, L.L.C.

K. HOVNANIAN AT BRIDLEWOOD, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT HIGHWATER, L.L.C.

K. HOVNANIAN AT LA COSTA, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT LAKE HILLS, L.L.C.

K. HOVNANIAN AT LITTLE TOKYO, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PACIFICA SAN JUAN, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

K. HOVNANIAN AT ROSEMARY LATANA, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE CROSBY, L.L.C.

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, L.L.C.

K. HOVNANIAN AT TOWNGATE, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN INTERNATIONAL, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT NORTHAMPTON. L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN FCS, L.L.C.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN WINDWARD HOMES, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT RIDGESTONE, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN T&C HOMES OF MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

KINGS COURT AT MONTGOMERY, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT BROOKHILL, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT HERITAGE WOODS, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPARTA, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE MEADOWS, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT CRANBURY KNOLL, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT FREEHOLD, L.L.C.

MATZEL & MUMFORD AT HERITAGE LANDING, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

MATZEL & MUMFORD AT PHILLIPSBURG, L.L.C.

MATZEL & MUMFORD AT SOUTH BRUNSWICK, L.L.C.

MATZEL & MUMFORD AT WOODLAND CREST, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

MATZEL & MUMFORD OF DELAWARE, L,L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

M&M AT EAST RUTHERFORD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M&M AT ROBERT MORRIS, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT THE CHATEAU, L.LC.

M&M AT WEST ORANGE, L.L.C.

M&M AT WESTPORT, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, L.P., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT PRIMERA, L.L.C.

PADDOCKS, L.L.C.

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	Goodman Family of Builders, L.P., as the sole member of the foregoing limited liability company.

By:	K. Hovnanian Developments of Florida, as general partner of the foregoing limited partnership.

By:
Kevin C. Hake
Senior Vice-President —
Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

K. HOVNANIAN AT YONKERS I, L.L.C.

K. HOVNANIAN AT YONKERS II, L.L.C.

K. HOVNANIAN AT YONKERS III, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT, L.L.C.

By:	K. Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT MENIFEE VALLEY
CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee
Valley, L.L.C.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of North Carolina, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF INDIANA, L.L.C.

By:	K. Hovnanian Developments of Indiana, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

By:	K. Hovnanian Developments of Connecticut, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN VENTURE I, L.L.C.

By:	K. Hovnanian at Raritan I, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

By:	K. Hovnanian Developments of Illinois, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C

HOVNANIAN CRAFTBUILT HOMES OF GEORGIA, L.L.C.

By:	K. Hovnanian Developments of Georgia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

HLIG INVESTMENT I, L.L.C.

By:	MSHOV Holding Company, L.L.C., as sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of the
foregoing limited liability company.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

GOODMAN FAMILY OF BUILDERS, L.P.

By:	K. Hovnanian Developments of Florida, Inc. as general partner of the foregoing limited partnership.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

By:	K. Hovnanian Developments of Texas, Inc. as general partner of the foregoing limited partnership.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN OF HOUSTON II, L.P.

K. HOVNANIAN OF HOUSTON, L.P.

By:	K. Hovnanian Developments of California, Inc., as general partner of each of the foregoing limited partnerships.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

By:	K. Hovnanian Developments of Texas, Inc. as limited partner of the foregoing limited partnership

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

M&M INVESTMENTS, L.P.

By:	K. Hovnanian Holdings NJ, L.L.C., as general partner of the foregoing limited partnership.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

Address for Notices for each of the foregoing Guarantors:

c/o K. Hovnanian Enterprises, Inc. 110 West Front St., P.O. Box 500 Red Bank, NJ 07701 Attention: Kevin C. Hake Telephone: (732) 747-7800
Telecopy: (732) 747-6835

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title: